Exhibit 99.2

CHORD ENERGY CORPORATION ANNOUNCES A CASH TENDER OFFER

FOR ANY AND ALL OF ITS OUTSTANDING 6.375% SENIOR NOTES DUE 2026

HOUSTON, Texas, March 3, 2025—Chord Energy Corporation (NASDAQ: CHRD) (the “Company,” “we,” “us,” or “our”), today announced that it has commenced a cash tender offer to purchase (the “Offer”) any and all of its outstanding 6.375% senior notes due 2026 (the “2026 Notes”) as set forth in the table below.

Series of Notes	CUSIP Numbers(1)	Aggregate Principal Amount Outstanding	U.S. Treasury Reference Security(2)	Bloomberg Reference Page(2)	Fixed Spread (basis points)(2)
6.375% Senior Notes due 2026	674215AL2/ U65204AD8	$400,000,000	4.250% U.S. Treasury due May 31, 2025	FIT3	50 bps

(1)

No representation is made as to the correctness or accuracy of the CUSIP numbers listed in this press release or printed on the 2026 Notes. It is provided solely for the convenience of Holders of the 2026 Notes.

(2)

The consideration (the “Consideration”) payable per $1,000 principal amount of 2026 Notes validly tendered and accepted for purchase will be based on the fixed spread specified in the table above (the “Fixed Spread”), plus the yield to maturity of the U.S. Treasury Reference Security (the “Reference Yield”) based on the bid-side price of the U.S. Treasury Reference Security specified above (the “Reference Page”) at 10:00 a.m., New York City time, on March 10, 2025 (such date as it may be extended, the “Price Determination Date”). The sum of the Fixed Spread and the Reference Yield is referred to as the “Repurchase Yield.” The Consideration does not include Accrued Interest (as defined in the Offer to Purchase), which will be paid on 2026 Notes accepted for purchase by the Company as described in the Offer to Purchase. The formula for determining the Consideration and Accrued Interest is set forth on Annex A of the Offer to Purchase (as defined below).

The Offer is being made solely pursuant to the terms and conditions set forth in an Offer to Purchase, dated March 3, 2025 (the “Offer to Purchase”). Holders of the 2026 Notes are urged to carefully read the Offer to Purchase before making any decision with respect to the Offer. There is no letter of transmittal for the Offer. The Offer is not conditioned on any minimum amount of the 2026 Notes being tendered. Subject to applicable law, the Company may amend, extend or terminate the Offer in its sole discretion. Capitalized terms used but not defined in this press release have the meanings given to them in the Offer to Purchase.

The Offer will expire at 5:00 p.m. New York City time on March 10, 2025, unless extended or terminated by the Company (such time and date, as the same may be extended or terminated by the Company in its sole discretion, subject to applicable law, the “Expiration Date”). Tendered 2026 Notes may be withdrawn at any time (i) on or prior to the earlier of (x) the Expiration Date and (y) in the event that the Offer is extended, the tenth business day after commencement of the Offer, and (ii) after the 60th business day after commencement of the Offer if for any reason the Offer has not been consummated within 60 business days after commencement (such time and date, as the same may be extended by us in our sole discretion, the “Withdrawal Deadline”), but may not thereafter be validly withdrawn, unless otherwise required by applicable law.

Holders of the 2026 Notes must validly tender their 2026 Notes, or submit a Notice of Guaranteed Delivery and comply with the related procedures, prior to the Expiration Date, and not validly withdraw their 2026 Notes prior to the Withdrawal Deadline, in order to be eligible to receive the Consideration. There is no letter of transmittal for the Offer. Accrued and unpaid interest will be paid on all 2026 Notes validly tendered and accepted for purchase from the last interest payment date up to, but not including, the settlement date, which is expected to be on or about March 13, 2025. On the Price Determination Date, unless extended, the Company will issue a press release specifying, among other things, the Consideration for the 2026 Notes validly tendered and accepted. For Holders who deliver a Notice of Guaranteed Delivery and all other required documentation at or prior to the Expiration Date, upon the terms and subject to the conditions set forth in the Offer to Purchase (including the Financing Condition and the General Conditions), the deadline to validly tender their 2026 Notes using the guaranteed delivery procedures will be the second business day after the Expiration Date, which is expected to be 5:00 p.m., New York City time, on March 12, 2025, unless extended by us in our sole discretion subject to applicable law.

The purpose of the Offer is to acquire all outstanding 2026 Notes. The Company intends to fund the Offer with the net proceeds from the Company’s concurrent senior notes offering (the “New Notes Offering”), and the Offer is conditioned upon the successful completion of such notes offering.

The Company has retained Wells Fargo Securities, LLC to act as the dealer manager and Global Bondholder Services Corporation to act as the tender and information agent for the Offer. For additional information regarding the terms of the Offer, please contact Wells Fargo Securities, LLC at (866) 309-6316 (toll-free), (704) 410-4820 (collect) or liabilitymanagement@wellsfargo.com. Requests for copies of the Offer to Purchase and questions regarding the tendering of 2026 Notes may be directed to the Global Bondholder Services Corporation at (212) 430-3774 (for banks and brokers) or (855) 654-2015 (all others, toll-free) or email contact@gbsc-usa.com. The Offer to Purchase, and the related Notice of Guaranteed Delivery are available at the following website: www.gbsc-usa.com/chord/.

None of the Company, the dealer manager, the tender and information agent or the trustee (nor any director, officer, employee, agent or affiliate of, any such person) makes any recommendation whether Holders should tender or refrain from tendering 2026 Notes in the Offer, and no one has been authorized by any of them to make such a recommendation. Holders must make their own decision as to whether to tender their 2026 Notes and, if so, the principal amount of the 2026 Notes to tender. Holders of the 2026 Notes are urged to carefully read the Offer to Purchase before making any decision with respect to the Offer.

This press release is for informational purposes only and does not constitute (i) a notice of redemption or satisfaction and discharge under the indenture governing the 2026 Notes, nor (ii) an offer to sell or the solicitation of an offer to buy any security, including with respect to the 2026 Notes and the notes offered in the New Notes Offering, and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering, solicitation or sale would be unlawful. The Offer is being made solely by means of the Offer to Purchase. In those jurisdictions where the securities, blue sky, or other laws require any tender offer to be made by a licensed broker or dealer, the Offer will be deemed to be made on behalf of the Company by the Dealer Manager or one or more registered brokers or dealers licensed under the laws of such jurisdiction.

To the extent that any 2026 Notes remain outstanding following the consummation of the Offer, we intend to satisfy and discharge the indenture governing the 2026 Notes and redeem any such 2026 Notes on or about June 1, 2025 at a redemption price of 100.000% of the principal amount thereof, plus accrued and unpaid interest, if any, to the redemption date.

About Chord Energy

Chord Energy Corporation is an independent exploration and production company with quality and sustainable long-lived assets in the Williston Basin. The Company is uniquely positioned with a best-in-class balance sheet and is focused on rigorous capital discipline and generating free cash flow by operating efficiently, safely and responsibly to develop its unconventional onshore oil-rich resources in the continental United States. For more information, please visit the Company’s website at www.chordenergy.com. The information on, or that can be accessed through, our website is not incorporated by reference into, and is not part of, this press release.

Cautionary Note Regarding Forward-Looking Statements

The information in this press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act of 1934, as amended. All statements, other than statements of historical fact included in this press release, including statements regarding the New Notes Offering and the use of proceeds therefrom, the Offer and the timing and outcome thereof including satisfaction of the conditions to the closing of the Offer, any redemption of our 2026 Notes, and our strategy, plans, and objectives of management, are forward-looking statements. When used in this press release, the words “could,” “may,” “believe,” “anticipate,”

“intend,” “estimate,” “expect,” “project,” “goal,” “plan,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events.

All forward-looking statements are subject to a number of important factors, risks, uncertainties and assumptions that could cause actual results to differ materially from those described in any forward-looking statements. These factors and risks include, but are not limited to, unanticipated developments that prevent, delay, or negatively impact the New Notes Offering or the Offer, and other financial, operational, and legal risks and uncertainties detailed from time to time in the Company’s cautionary statements contained in its filings with the U.S. Securities and Exchange Commission (the “SEC”), including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, under the caption “Risk Factors,” as may be updated from time to time in the Company’s periodic filings with the SEC.

Should one or more of the risks or uncertainties described in this press release occur, or should any underlying assumptions prove incorrect, our actual results and plans could differ materially from those expressed in any forward-looking statements. These forward-looking statements represent the Company’s judgment as of the date of this press release. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that we or persons acting on our behalf may issue. Except as otherwise required by applicable law, we disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this press release. All forward-looking statements, expressed or implied, included in this press release are expressly qualified in their entirety by this cautionary statement.

Contact:

Chord Energy Corporation

Bob Bakanauskas, Vice President, Investor Relations

(281) 404-9600

ir@chordenergy.com

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